Note 2 - Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Text Block]
(2)           Summary of Significant Accounting Policies

(a)           Stock Split

On October 12, 2010, the Board of Directors approved an amended and restated certificate of incorporation that effected a stock split of every 1 outstanding shares of preferred stock and common stock into 5.1411 shares of preferred stock or common stock, respectively. The par value of the common and convertible preferred stock was not adjusted as a result of the stock split. All issued and outstanding common stock, convertible preferred stock, warrants and options for common stock and per share amounts contained in the financial statements have been retroactively adjusted to reflect this stock split for all periods presented. The Board of Directors also approved an increase in the authorized capital to 250.0 million shares of common stock and 50.0 million shares of preferred stock.

(b)            Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management bases its estimates on certain assumptions which they believe are reasonable in the circumstances and actual results could differ from those estimates. The more significant estimates reflected in these consolidated financial statements include the valuation of equity issued prior to the Company’s IPO, purchase price allocations, useful lives of intangible assets, potential impairment of goodwill and intangible assets, the allowance for doubtful accounts and the valuation of share-based compensation and derivative instruments.

(c)           Foreign Currencies

Assets and liabilities recorded in foreign currencies are translated into U.S. dollars at the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are recorded to other comprehensive income and are reported net of the effect of income taxes on the consolidated financial statements. For the years ended December 31, 2010 and 2011, the income tax expense (benefit) related to foreign currency translation was $844,000 and ($960,000), respectively. For the year ended December 31, 2009, all of the Company’s assets and liabilities were denominated in U.S. dollars.

(d)           Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of December 31, 2010 and 2011.

(e)           Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable consist of amounts owed to the Company for services provided in the normal course of business and are reported net of allowance for doubtful accounts, which amounted to $815,000 and $2.7 million as of December 31, 2010 and 2011, respectively. Generally, no collateral is received from customers and additions to the allowance are based on ongoing credit evaluations of customers with general credit experience being within the range of management’s expectations. Accounts are reviewed regularly for collectability and those deemed uncollectible are written off.

(f)           Concentrations of Credit Risk

The Company routinely assesses the financial strength of its customers and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information. For the year ended December 31, 2009, 11% of total revenues were associated with one customer. For the year ended December 31, 2010 and December 31, 2011, no individual customer accounted for more than 10% of revenues. At December 31, 2010 and 2011, there were no individual customers that accounted for greater than 10% of the accounts receivable balance.

As of December 31, 2011, the Company had cash and cash equivalents totaling approximately $8.4 million. These amounts were held for future acquisition and working capital purposes and were held in non-interest bearing accounts, of which $5.9 million were held in the U.S. The U.S. amounts are insured in full against bank failure through June 30, 2012 under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

(g)           Property, Equipment and Leasehold Improvements

Property, equipment and leasehold improvements are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the respective assets and accelerated methods for income tax purposes. Leasehold improvements are amortized over the lesser of their expected useful life or the remaining lease term. Maintenance and repair costs are expensed as incurred.

(h)           Long-Lived Assets

In accordance with Impairment or Disposal of Long-Lived Assets, Subsections of Financial Accounting Standards Board (“FASB”) ASC Subtopic 360-10 (“ASC 360”), Property, Plant, and Equipment — Overall, long-lived assets, such as equipment and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. At December 31, 2010 and 2011, no impairment was noted.

(i)           Goodwill and Other Intangible Assets

Goodwill is an asset representing the future economic benefits arising from assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is reviewed for impairment at least annually in accordance with the provisions of FASB ASC Topic 350, Intangibles — Goodwill and Other (“ASC 350”). The goodwill impairment test is a two-step test. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the enterprise must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. Fair value of the reporting unit is determined using a discounted cash flow analysis. If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed.

The Company performed its annual impairment review of goodwill in October of 2010 and 2011 and it was determined that the carrying amount of goodwill was not impaired and there have been no subsequent developments that would indicate impairment exists as of December 31, 2011. The goodwill impairment review will continue to be performed annually or more frequently if facts and circumstances warrant a review.

ASC 350 also requires that intangible assets with definite lives be amortized over their estimated useful lives. Currently, customer relationships, trade names, covenants not-to-compete and technology are amortized using the straight-line method over estimated useful lives.

(j)           Deferred Financing Costs

Deferred financing costs totaling $1.7 million were incurred in December 2009 in connection with the Company's previous credit facility with Fifth Third Bank ("Fifth Third Credit Facility") and were to be amortized to interest expense over the three-year term of the facility using the straight-line method, which approximates the effective interest method. In the first ten months of 2010, an additional $2.1 million of deferred financing costs were incurred as the Company expanded its borrowing availability under the Fifth Third Credit Facility. The Fifth Third Credit facility was repaid in November 2010 with proceeds generated from the IPO. In connection with this early retirement of debt, the Company recognized debt extinguishment costs of approximately $3.2 million in 2010 for the unamortized portion of the loan costs.  The debt extinguishment costs were recorded as other interest expense in accordance with ASC topic 470, Debt (“ASC 470”).

In November 2010, the Company entered in to a new senior secured revolving credit facility with Bank of America N.A. (“Senior Secured Revolving Credit Facility”) (see Note 10) and has incurred deferred financing costs of $7.4 million, $4.4 million of which were incurred in 2010 and $3.0 million of which were incurred in the year ended December 31, 2011.  In July 2011, the Company reduced the aggregate revolving commitments under the Senior Secured Revolving Credit Facility by $37.5 million for a maximum commitment of $262.5 million.  In conjunction with this reduction, the Company recognized debt extinguishment costs of approximately $621,000 in July 2011 for the unamortized portion of the loan costs which were recorded as other interest expense.  Additionally, in July 2011, the Company closed a private offering of $250.0 million in aggregate principal amount of 9.0% senior notes due 2019 (“Senior Unsecured Notes”), and incurred deferred financing costs of $6.7 million associated therewith.

The deferred financing costs associated with the Senior Secured Revolving Credit Facility and the Senior Unsecured Notes will be amortized to interest expense over the five-year term of the facility, as amended, and the eight-year term of the notes, respectively, using the straight-line method which approximates the effective interest method.

For the years ended December 31, 2009, 2010 and 2011, the Company amortized $132,000, $872,000 and $1.9 million to interest expense, respectively.

(k)           Deferred Rents

The Company entered into various leases for offices that have certain escalation clauses or other features which require rental expense to be recognized on a straight-line basis over the life of the lease. At December 31, 2010 and 2011, the deferred rent balance was $681,000 and $1.5 million, respectively, and is included in other current and long-term liabilities in the accompanying Consolidated Balance Sheets.

(l)           Revenue Recognition

Revenue related to IMEs, peer reviews, bill reviews and administrative support services is recognized at the time services have been performed and the report is shipped to the end user. The Company believes that recognizing revenue at the time the report is shipped is appropriate because the Company’s revenue policies meet the following four criteria in accordance with ASC 605-10-S25, Revenue Recognition: Overall, (i) persuasive evidence that arrangement exists, (ii) shipment has occurred, (iii) the price is fixed and determinable and (iv) collectability is reasonably assured. The Company reports revenues net of any sales, use and value added taxes.

Revenue related to other IME services, including litigation support services and medical record retrieval services, where no report is generated, is recognized at the time the service is performed. The Company believes that recognizing revenue at the time the service is performed is appropriate because the Company’s revenue policies meet the following four criteria in accordance with ASC 605-10-S25, (i) persuasive evidence that arrangement exists, (ii) services have been rendered, (iii) the price is fixed and determinable and (iv) collectability is reasonably assured.

Certain agreements with customers in the U.K. include provisions whereby collection of the amounts billed are contingent on the favorable outcome of the claim.  The Company has deemed these provisions to preclude revenue recognition at the time of sale, as collectability is not reasonably assured and the sales are contingent, and is deferring these revenues, net of estimated costs, until the case has been settled and the contingency has been resolved.  There was no deferral related to contingent revenues as of December 31, 2010.  For the year ended December 31, 2011, the Company had deferred $2.6 million in contingent revenues and $1.6 million in costs associated with the contingent revenues.

Should changes in conditions cause management to determine these criteria are not met for certain future transactions, revenue recognized for any reporting period could be adversely affected.

(m)           Costs of Revenues

Costs of revenues are comprised of fees paid to members of the Company’s medical panel; other direct costs including transcription, film and medical record obtainment and transportation; and other indirect costs including labor and overhead related to the generation of revenues.

(n)           Shipping and Handling Costs

Shipping and handling charges billed to customers are recorded as revenue; the corresponding costs are included in costs of revenues.

(o)           Marketing and Advertising Costs

Marketing and advertising costs are expensed as incurred and amounted to $448,000, $1.2 million and $2.2 million for the years ended December 31, 2009, 2010 and 2011, respectively, and are included in SGA expenses in the accompanying Consolidated Statements of Operations.

(p)           Accounting for Leases

The Company leases office space under operating lease agreements with original lease periods of up to 10 years. Certain of the lease agreements contain renewal and rent escalation provisions. Rent escalation provisions are considered in determining straight-line rent expense to be recorded over the lease term. The lease term begins on the date of initial possession of the lease property for purposes of recognizing lease expense on a straight-line basis over the term of the lease. Lease renewal periods are considered on a lease-by-lease basis and are generally not included in the initial lease term. Landlord allowances for improvements to leaseholds are included in property and equipment and offset by a corresponding deferred rent credit. The Company amortizes the leasehold improvements over the shorter of the life of the improvements or the life of the lease. The deferred rent credit is included in other liabilities (current and long term) in the accompanying Consolidated Balance Sheets and will be amortized as a reduction of rent expense over the term of the applicable lease.

(q)           Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company applies the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, (included in FASB ASC Subtopic 740-10, Income Taxes — Overall), and recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. Prior to the adoption of FASB Interpretation No. 48, the Company recognized the effect of income tax positions only if such positions were probable of being sustained.

The Company records interest and penalties related to unrecognized tax benefits in income tax expense.

(r)           Loss Per Common Share

Basic loss per share is calculated by dividing net loss by the weighted-average number of common shares outstanding during each period. Diluted loss per common share is calculated by dividing net loss, adjusted on an “as if converted” basis, by the weighted-average number of actual shares outstanding and, when dilutive, the share equivalents that would arise from the assumed conversion of convertible instruments. The effect of potentially dilutive stock options and warrants is calculated using the treasury stock method.

For the year ended December 31, 2009, the potentially dilutive securities include options exercisable into 1.3 million shares of common stock and 219,000 shares of common stock issuable to settle the equity component of an earnout obligation. For the year ended December 31, 2010, the potentially dilutive securities include options and warrants exercisable into 5.5 million shares of common stock, 113,000 shares of common stock issuable to settle the equity component of an earnout obligation, and 135,000 shares of common stock issuable, at the holder’s option, to settle a subordinated unsecured note. For the year ended December 31, 2011, the potentially dilutive securities include options and warrants exercisable into 7.8 million shares of common stock and 68,000 shares of common stock issuable, at the holder’s option, to settle a subordinated unsecured note.

For the years ended December 31, 2009, 2010 and 2011, all of the potentially dilutive securities were excluded from the calculation of shares applicable to loss per share, because their inclusion would have been anti-dilutive.

(s)           Share-Based Compensation

The Company has an Amended and Restated 2008 Stock Incentive Plan, as amended, (the “Plan”) that provides for granting of stock options. The Company accounts for share-based awards in accordance with ASC Topic 718, Compensation — Stock Compensation (“ASC 718”). ASC 718 requires measurement of compensation cost for all share-based awards at fair value on the grant date (or measurement date if different) and recognition of compensation expense, net of forfeitures, over the requisite service period for awards expected to vest.

The fair value of stock option grants is determined using the Black-Scholes valuation model. The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable, characteristics not present in these employee stock options. Additionally, option valuation models require the input of highly subjective assumptions, including the expected volatility of the stock price. Because the Company’s employee stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimates, in management’s opinion, the existing models may not provide a reliable single measure of the fair value of its share-based awards.

The Company’s expected volatility assumptions are based on the Company’s peer group average implied volatility for 2009 and 2010 and are based upon the Company’s peer group median implied volatility for 2011. Expected life assumptions for 2009 and the first three quarters of 2010 are based upon the average of the “simplified” method as described in Securities and Exchange Commission Staff Accounting Bulletin No. 107, which is the midpoint between the vesting date and the end of the contractual term, and the contractual term of the option, in accordance with ASC 718, which states that if no amount within the range is more or less likely than any other amount, an average of the range (its expected value) should be used for those options issued significantly out-of-the-money, or the “simplified” method for those options issued in the fourth quarter of 2010 and the full year of 2011 which were determined to be issued approximately at-the-money. The risk-free interest rate was selected based upon yields of U.S. Treasury issues with a term equal to the expected life of the option being valued.

The assumptions utilized for stock option grants during 2009, 2010 and 2011 were as follows:

	2009			2010			2011
Volatility	45.06	-	47.87%	40.08	-	44.31%	35.79	-	44.46%
Expected life (years)			8.00	6.50	-	8.00			6.00
Risk-free interest rate	2.64	-	3.30%	1.62	-	3.53%	1.21	-	2.54%
Dividend yield			—			—			—
Fair value	$0.66	-	1.02	$0.63	-	4.32	$3.39	-	9.28

In 2009 and 2010, the Company issued 772,239 and 4,172,687 stock option awards, respectively, to employees and non-employee directors. The weighted average fair value of each stock option was $0.79 and $2.06 per option, respectively, and the aggregate fair value was $614,000 and $8.6 million, respectively. The majority of these awards vest over a three-year period, with the remaining awards vesting 50% over the earlier of 18 months or the IPO, a period of 7 months, and 50% over a 12 month period following the IPO, provided the individual remains in the employment of the Company as of the vesting date. Additionally, all these options could vest earlier in the event of a change in control or merger or other acquisition and 1,810,166 of these options could vest earlier in the event of an IPO. In the fourth quarter of 2010, in conjunction with the completed IPO, the Company accelerated the vesting on all eligible outstanding stock options and recorded an additional $694,000 in share-based compensation expense related to the change in vesting term. Share-based compensation expense was $218,000 and $1.7 million for the years ended December 31, 2009 and 2010, respectively, all of which was recorded in selling, general and administrative (“SGA”) expenses.

In 2011, the Company issued 3,173,900 stock option awards to employees and non-employee directors. The weighted average fair value of each stock option was $7.69 per option and the aggregate fair value was $24.4 million. All of these awards vest over a three-year period. Additionally, all these options could vest earlier in the event of a change in control or merger or other acquisition. Share-based compensation expense related to the awards was $7.4 million for the year ended December 31, 2011, of which $2.0 million was included in costs of revenues and $5.4 million was recorded in SGA expenses.

At December 31, 2010 and 2011, the unrecognized compensation expense related to stock option grants was $7.3 million and $22.9 million, respectively, with a remaining weighted average life of 2.1 and 1.7 years, respectively.

A summary of option activity for the years ended December 31, 2009, 2010 and 2011 follows:

	Number of options	Weighted average exercise price	Weighted average remaining contractual life		Aggregate intrinsic value
Outstanding at December 31, 2008	817,116	$2.80
Options granted	772,239	3.20
Options forfeited	(265,573)	2.89
Options exercised	—	—
Outstanding at December 31, 2009	1,323,782	$3.02
Options granted	4,172,687	8.45
Options forfeited	(242,633)	6.88
Options exercised	(195,311)	3.50
Outstanding at December 31, 2010	5,058,525	$7.29
Options granted	3,173,900	19.64
Options forfeited	(402,220)	12.22
Options exercised	(458,901)	5.00
Outstanding at December 31, 2011	7,371,304	$12.48	8.66	years	$12,725,000

Exercisable at December 31, 2011	2,281,246	$6.06	7.83	years	$8,745,000
Expected to vest after December 31, 2011	4,682,853	$15.36	9.04	years	$3,669,000

Aggregate intrinsic value represents the value of the Company’s closing stock price on the last trading day of the fiscal period in excess of the weighted average exercise price multiplied by the number of options outstanding or exercisable. Options expected to vest are unvested shares net of expected forfeitures. The total intrinsic value of stock options exercised was approximately $2.4 million and $7.4 million during the years ended December 31, 2010 and 2011, respectively. There were no option exercises in 2009. There were 234,845 options exercisable as of December 31, 2009 with a weighted average exercise price of $2.81 and 1,795,615 options exercisable as of December 31, 2010 with a weighted average exercise price of $4.19.

During the years ended December 31, 2010 and 2011, the Company issued 50,473 and 31,200 shares of restricted stock, respectively to certain non-employee members of the Board of Directors as compensation for services provided during the year. These shares of restricted stock had a weighted average fair value of $3.75 and $13.62 per share, respectively, and the aggregate fair value was $189,000 and $425,000, respectively. The fair value of these awards was based upon an estimate of fair value or the market price of the underlying common stock as of the date of the grant for those issued following the IPO. The restriction on these shares expires after a one-year period provided the individual remains in the service of the Company as of that date. Additionally, the restriction on these shares could expire earlier in the event of a change in control or merger or other acquisition. For the years ended December 31, 2010 and 2011, share-based compensation expense related to these awards was $88,000 and $279,000, respectively. At December 31, 2010 and 2011, the unrecognized compensation expense related to shares of restricted stock is $102,000 and $248,000, respectively, with a remaining weighted average life of 0.6 years.

During the year ended December 31, 2010, the Company issued 24,934 restricted stock units to certain employees and outside consultants. These restricted stock units had a weighted average fair value of $14.04 per unit and the aggregate fair value was $350,000. The fair value of these awards was based upon an estimate of fair value or the market price of the underlying common stock as of the date of the grant for those issued following the IPO. These awards vest over a two- or three-year period provided the individual remains in the service of the Company as of the vesting date. Additionally, these restricted stock units could vest earlier in the event of a change in control or merger or other acquisition. Of these restricted stock units, none were vested as of December 31, 2010 and 13,708 shares have been issued for vested units as of December 31, 2011, and the remaining shares will be issued at the date of vesting. For the years ended December 31, 2010 and 2011, share-based compensation expense related to these awards was $61,000 and $177,000, respectively. At December 31, 2010 and 2011, the unrecognized compensation expense related to restricted stock units is $289,000 and $112,000, respectively, with a remaining weighted average life of 1.7 and 0.7 years, respectively.

On January 4, 2012, the Company issued approximately 2.2 million stock option awards to certain employees in conjunction with a 2012 incentive compensation plan. The weighted average fair value of each stock option was $4.23 per option and the aggregate fair value was $9.3 million. All of these awards vest over a three-year period and could vest earlier in the event of a change in control or merger or other acquisition. Share-based compensation expense related to these awards will be recorded over the three year vesting period.

 (t)           Fair Value Measurements

In September 2006, the FASB issued authoritative guidance codified as ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in U.S. generally accepted accounting principles and expands disclosure about fair value measurements. ASC 820 is effective for interim reporting periods in fiscal years beginning after November 15, 2007. The Company adopted the applicable provisions of ASC 820 effective January 1, 2008.

ASC Topic 825, Financial Instruments (“ASC 825”), delayed the effective date of the application of ASC 820 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis. Nonrecurring nonfinancial assets and nonfinancial liabilities for which the Company has not applied the provisions of ASC 820 primarily include those measured at fair value in goodwill and long-lived asset impairment testing, those initially measured at fair value in a business combination, and nonfinancial liabilities for exit or disposal activities.

ASC 820 defines fair value as the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 establishes a fair value hierarchy, which prioritizes the inputs used in measuring fair value into the following levels:

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible as well as consider counterpart credit risk in its assessment of fair value.

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs, other than quoted prices in active markets, that are observable either directly or indirectly.

Level 3 – Unobservable inputs based on the company’s own assumptions.

The Company’s financial liabilities, which are measured at fair value on a recurring basis, are categorized using the fair value hierarchy at December 31, 2010 and 2011, and are as follows (in thousands):

	Level 1	Level 2	Level 3	Total
As of December 31, 2010:
Financial liabilities:
Interest rate swap	$—	$654	$—	$654
Contingent consideration	—	—	6,202	6,202

As of December 31, 2011:
Financial liabilities:
Interest rate swap	$—	$326	$—	$326
Contingent consideration	—	—	1,621	1,621

The fair value of the interest rate swap is determined using observable market inputs, such as current interest rates, and considers nonperformance risk of the Company and that of its counterparties.

The contingent consideration relates to earnout provisions recorded in conjunction with certain acquisitions completed in 2009 and 2010 (see Note 3). Of the total decrease in fair value of the contingent consideration of $4.6 million in 2011, $506,000 was settled as cash consideration to satisfy installments related to 2009 and 2010 acquisitions, 58,000 shares of our common stock were issued with a fair value of $808,000 to settle an earnout related to a 2009 acquisition, approximately $222,000 was recorded in SGA expenses, and approximately $1.2 million was recorded in interest and other expenses, net in the Consolidated Statements of Operations due to changes  in the fair value of the contingent consideration.  Additionally, in the third quarter of 2011, we and the sellers of certain Canadian subsidiaries agreed to terminate the clawback and earnout provisions in the acquisition agreements.  As a result, we recorded a reduction to contingent consideration of $1.9 million in the third quarter of 2011.  This reduction is included in SGA expenses in the Consolidated Statements of Operations.

In February 2007, the FASB issued authoritative guidance codified as ASC 825, which permits entities to choose to measure many financial instruments and certain other items at fair value. This provision of ASC 825 is effective for fiscal years beginning after November 15, 2007. As the Company did not elect the fair value option, the adoption of this provision of ASC 825 did not have a material impact on the Company’s consolidated financial position, results of operations and cash flows for the years ended December 31, 2009, 2010 and 2011.

(u)           Comprehensive Loss

Comprehensive loss consists of two components, net loss and other comprehensive income (loss). Other comprehensive income (loss) refers to revenues, expenses, gains and losses that under GAAP are recorded as a component of stockholders’ equity but are excluded from net loss. The Company’s other comprehensive income (loss) consists of foreign currency translation adjustments from those business units not using the U.S. dollar as their functional currency.

(v)           Recent Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In June 2006, the FASB issued authoritative guidance codified as ASC Topic 740, Income Taxes (“ASC 740”) which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. ASC 740 also prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In addition, ASC 740 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. ASC 740 deferred adoption for most nonpublic enterprises to annual periods beginning after December 15, 2008. The Company, pursuant to ASC 740, elected to defer its application until its required effective date of January 1, 2009. The Company’s policy for evaluating uncertain tax positions prior to the adoption of ASC 740 has been to provide for income taxes based on positions taken on the Company’s tax return with reserves established for uncertain positions based on the guidance established by ASC Topic 450, Contingencies. The Company adopted the provisions of ASC 740 effective January 1, 2009 and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations and cash flows for the years ended December 31, 2009, 2010 and 2011.

In December 2007, the FASB issued authoritative guidance codified as ASC Topic 805, Business Combinations (“ASC 805”). ASC 805 changes accounting for business combinations through a requirement to recognize 100% of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100% controlling interest when the acquisition constitutes a change in control of the acquired entity. Other requirements include capitalization of acquired in-process research and development assets, expensing, as incurred, acquisition-related transaction costs and capitalizing restructuring charges as part of the acquisition only if requirements of ASC 420, Exit or Disposal Cost Obligations, are met. ASC 805 is effective for business combination transactions for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company adopted ASC 805 effective January 1, 2009 and applied the principles contained in this standard to all acquisitions that were completed after this date. The Company’s consolidated financial position, results of operations and cash flows for the years ended December 31, 2009, 2010 and 2011reflect the adoption of ASC 805.

In March 2008, the FASB issued authoritative guidance codified as ASC Topic 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires additional disclosures about the objectives of the derivative instruments and hedging activities, the method of accounting for such instruments, and a tabular disclosure of the effects of such instruments and related hedged items on the Company’s financial position, results of operations, and cash flows. ASC 815 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged. The Company adopted ASC 815 effective January 1, 2009 and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations and cash flows for the years ended December 31, 2009, 2010 and 2011.

In April 2008, the FASB issued authoritative guidance codified as ASC 350 which is effective for all fiscal years and interim periods beginning after December 15, 2008. Early adoption of the provisions of ASC 350 is not permitted. ASC 350 requires additional footnote disclosures about the impact of the Company’s ability or intent to renew or extend agreements related to existing intangibles or expected future cash flows from those intangibles, how the Company accounts for costs incurred to renew or extend such agreements, the time until the next renewal or extension period by asset class, and the amount of renewal or extension costs capitalized, if any. For any intangibles acquired after January 1, 2009, ASC 350 requires that the Company consider its experience regarding renewal and extensions of similar arrangements in determining the useful life. If the Company does not have experience with similar arrangements, ASC 350 requires that the Company use the assumptions of a market participant putting the intangible to its highest and best use in determining the useful life. The Company adopted the provisions of ASC 350 effective January 1, 2009 and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations and cash flows for the years ended December 31, 2009, 2010 and 2011.

In May 2009, the FASB issued authoritative guidance codified as ASC Topic 855, Subsequent Events (“ASC 855”). ASC 855 requires that an entity shall recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements. ASC 855 defines two types of subsequent events: “recognized subsequent events” and “nonrecognized subsequent events.” Recognized subsequent events provide additional evidence about conditions that existed at the balance sheet date and must be reflected in the company’s financial statements. Nonrecognized subsequent events provide evidence about conditions that arose after the balance sheet date and are not reflected in the financial statements of a company. ASC 855 is effective for interim or annual financial periods ending after June 15, 2009, and is to be applied prospectively. The Company adopted the provisions of ASC 855 during the year ended December 31, 2009. The adoption of the provisions of ASC 855 did not have a material effect on the Company’s consolidated financial condition, results of operations and cash flows for the years ended December 31, 2009, 2010 and 2011.

In June 2009, the FASB issued ASC Topic 105, Generally Accepted Accounting Principles: a Brief History (“ASC 105”). ASC 105 will supersede existing non-SEC accounting and reporting standards. The codification will not change GAAP but will rather organize it into a new hierarchy with two levels: authoritative and nonauthoritative. All authoritative GAAP will carry equal weight and be organized in a topical structure. ASC 105 is effective for interim and annual reporting periods ending after September 15, 2009. The Company adopted the provisions of ASC 105 for the years ended December 31, 2009, 2010 and 2011. The adoption of the provisions of ASC 105 did not have a material effect on the Company’s consolidated financial condition, results of operations and cash flows.

In October 2009, the FASB issued Accounting Standards Update (“ASU”) 2009-13 (“ASU 2009-13”) addressing revenue arrangements with multiple deliverables. The new guidance establishes a selling price hierarchy for determining the selling price of a deliverable, eliminates the residual method of allocation, requires the allocation of arrangement consideration to all deliverables using the relative selling price method, and significantly expands disclosure requirements. The guidance is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The Company adopted the provisions of ASU 2009-13 effective January 1, 2011 and this adoption did not have a material impact on its consolidated financial position, results of operations and cash flows.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) 2010-06, Fair Value Measurements and Disclosure. This update provides amendments to Codification topic, Fair Value Measurements and Disclosures, which require new disclosures about transfers in and out of Levels 1 and 2 and the reasons for the transfers as well as reconciliation for fair value measurements using significant unobservable inputs (Level 3). The update is effective for interim and annual reporting periods beginning after December 15, 2009. Adoption of this update did not have a material impact on the Company’s consolidated financial condition, results of operations and cash flows.

Accounting Pronouncements Not Yet Adopted

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. This ASU represents the converged guidance of the FASB and the International Accounting Standards Board on fair value measurement. These amendments have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value.” The common requirements are expected to result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. The amendments are to be applied prospectively and are effective for fiscal years beginning after December 15, 2011.  The Company plans to adopt these provisions in the first quarter of 2012. Adoption of these provisions is not expected to have a material impact on the Company’s consolidated financial statements.

In June and December 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”) and ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (ASC 220, Comprehensive Income), respectively. These update amend ASC Topic 220, “Comprehensive Income” to provide that total comprehensive income will be reported in one continuous statement or two separate but consecutive statements of financial performance. Presentation of total comprehensive income in the statement of stockholders' equity or the footnotes will no longer be allowed. The calculation of net income and basic and diluted net income per share will not be affected. These ASUs are effective for fiscal years, and interim periods within those years, beginning on or after December 15, 2011.  Retrospective adoption is required and early adoption is permitted. The Company plans to adopt these provisions in the first quarter of 2012 and does not believe that adoption of ASU 2011-05 will have a significant impact on its financial position, results of operations or cash flows.

In September 2011, FASB issued Accounting Standards Update ("ASU") No. 2011-08, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment. This ASU is intended to simplify goodwill impairment testing by adding a qualitative review step to assess whether the required quantitative impairment analysis that exists today is necessary. The fair value calculation for goodwill will not be required unless the Company concludes, based on the qualitative assessment, that it is more likely than not that the fair value of a reporting unit is less than its book value. If such a decline in fair value is deemed more likely than not to have occurred, then the quantitative goodwill impairment test that exists under current GAAP must be completed; otherwise, goodwill is deemed to be not impaired and no further testing is required until the next annual test date (or sooner if conditions or events before that date raise concerns of potential impairment in the business). The amended goodwill impairment guidance does not affect the manner in which a company estimates fair value. The new standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. Adoption of these provisions is not expected to have a material impact on the Company’s consolidated financial statements.